                                                                  EXHIBIT 10.53

                          AMENDMENT OF LEASE AGREEMENT

         THIS AMENDMENT OF LEASE AGREEMENT is made as of September 25, 2001 by and between THOMAS J. FLATLEY, D/B/A THE FLATLEY COMPANY, having an office at 50 Braintree Hill Office Park, Braintree, Massachusetts 02184 ("Landlord"), and IBIS TECHNOLOGY CORPORATION, having an office at 32 Cherry Hill Drive, Danvers, Massachusetts 01923 ("Tenant").

                                   BACKGROUND:

         A. By Lease dated April 4, 2000, as subsequently amended and modified, Landlord leased and demised to Tenant certain premises containing approximately 22,626 square feet of floor area (the "Premises") situated in the building located at 32 Cherry Hill Drive, Danvers, Massachusetts, as more particularly identified and described in the Lease (herein said Lease as heretofore amended is referred to as the "Lease").

         B. By notice dated January 15, 2001, Tenant exercised its option to expand the Premises to include the Expansion Premises consisting of 18,674 square feet of floor area as described in Section 41 of the Lease.

         C. Landlord and Tenant desire to amend the Lease to incorporate the Expansion Premises into the Premises to otherwise modify the Lease to the extent hereinafter set forth.

                                   AGREEMENT:

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Lease.

         2. Effective as of August 1, 2001 (the "Expansion Commencement Date"), the Demised Premises shall be deemed to include the Expansion Premises, for a total of 41,300 square feet of space.

         3. The Annual Rent for the Expansion Premises, commencing with the Expansion Commencement Date and continuing through May 31, 2002 shall be $134,079.32, payable in equal monthly installments of $11,173.28 in the manner set forth in the Lease. Thereafter, the Annual Rent for the Expansion Premises shall be determined in accordance with the terms of the Lease. Tenant shall pay the installments of Annual Rent for the Expansion Premises for the months of August and September, 2001 upon execution and delivery of this Amendment to Landlord.

         4. Tenant accepts the Expansion Premises in "as is" condition as of the Expansion Commencement Date; provided, however that Landlord shall remove all personal property from the Expansion Premises by no later than the date which is five (5) days after full execution and delivery of this Amendment. Landlord shall in no event be required to make any repairs to the Premises after removing such personal property.

         5. Landlord and Tenant hereby waive any and all allegations of default under the Lease, including, without limitation, those allegations made in the letters dated July 24, 2001 and August 7, 2001 from Landlord by his attorney Richard J. Kaitz of Goldstein, Kaitz & Fellman, to Tenant, in the letter dated August 9, 2001 from Craig J. Tiedemann of Mintz Levin Cohn Ferris Glovsky and Popeo to Mr. Kaitz.

         6. Notwithstanding anything contained in the Lease to the contrary, Tenant shall have no obligation to occupy the Expansion Premises. Landlord shall use commercially reasonable efforts to assist Tenant in subletting the Expansion Premises, including by showing the Expansion Premises to any prospective tenants of Landlord as available space and to any prospective subtenants, which may be located by Tenant.

         7. All terms and conditions appearing in the Lease, except those which are hereby modified, are to remain in full force and effect, and the parties ratify and confirm the Lease as hereinabove modified.

         8. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         WITNESS the execution of this instrument under seal as of the date and year first above set forth.

                                 LANDLORD:

                                 /s/ signature illegible
                                 ----------------------------------------------
                                 THOMAS J. FLATLEY, D/B/A/ THE
                                 FLATLEY COMPANY

                                 TENANT:

                                 IBIS TECHNOLOGY CORPORATION

                                 /s/ Debra L. Nelson
                                 ----------------------------------------------
                                 Name: Debra L. Nelson
                                       ----------------------------------------
                                 Title: CFO
                                        ---------------------------------------
                                 Hereunto duly authorized

                                       3